ADVISORS SERIES TRUST
                              KAMINSKI POLAND FUND

                       Supplement dated September 22, 1999
      to the Prospectus dated October 30, 1998 for the Class I shares and to the Prospectus dated March 16, 1999 for the Class A shares


On September 22, 1999, the Board of Trustees of Advisors Series Trust (the "Trust") met to discuss a proposal (the "Proposal") made by Kaminski Asset Management, the Advisor to the Kaminski Poland Fund to reorganize the Fund into a series of Questar Funds, Inc. ("Questar"), a separately registered investment company. The Proposal has been preliminarily approved by the Board of Trustees of the Trust and is subject to their further review as well as the approval of the Board of Directors of Questar and the shareholders of the Fund (the "Shareholders").

A Meeting of the Shareholders to consider this Proposal is scheduled for December 3, 1999. Shareholders who own shares of the Fund as of October 7, 1999 will be entitled to vote on the Proposal which will be explained in a proxy statement that will be sent to the Shareholders. If approved by the Board of Trustees of the Trust, the Board of Directors of Questar, and by the Shareholders at the Meeting, the reorganization of the Fund into a series of Questar will take place shortly after the Meeting.

Shareholders   should   note  that  the   reorganization   will  be  a  tax-free
reorganization and should note that after the proposed reorganization:

     * the Fund will no longer be a series of the Trust, but rather a series of Questar;

     *    the administrator and distributor of the Fund will change;

     * the Advisor will continue to manage the day-to-day operations of the Fund;

     * the Fund's investment objective of investing in equity securities issued by companies based in the Republic of Poland will not change; and

     * the management fee of the Fund is expected to remain the same, but total operating expenses may be different, and the Advisor will no longer be subject to an operating expense limit cap of 2.75% of the Fund's total annual net assets.